SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___ )

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          ACRODYNE COMMUNICATIONS, INC.
            ------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

            -------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
              ____________________________________________________________

         2) Aggregate number of securities to which transaction applies:____________________________________________________

         3)   Per unit price or other underlying value of
              transaction computed pursuant to Exchange Act Rule 0-11:
              ____________________________________________________________

         4)   Proposed maximum aggregate value of transaction:____________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         1)    Amount Previously Paid:____________________________________

         2)    Form, Schedule or Registration Statement No.:______________

         3)    Filing Party:______________________________________________

         4)    Date Filed: _______________________________________________

                          ACRODYNE COMMUNICATIONS INC.
                             516 Township Line Road
                               Blue Bell, PA 19422

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  To Be Held On

                                  June 4, 1996

                        ------------------------------

     The 1996 Annual Meeting of Shareholders (the "Meeting") of Acrodyne Communications, Inc. (the "Company"), will be held at the Company's offices at 516 Township Line Road, Blue Bell, PA 19422 on June 4, 1996 at 10:00 A.M., local time, for the following purpose:

     To consider and vote on proposals providing for the following matters:

(1) Election of four Directors of the Company to serve for the ensuing year and until their successors are elected.

(2)  Ratification of Price Waterhouse LLP as auditors of the Company.

(3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The record date for determining shareholders of record eligible to vote at the Annual Meeting is May 15, 1996.

                                       By Order of the Board of Directors


                                       /s/ Martin J. Hermann

                                       Martin J. Hermann, Secretary

May 20, 1996

     Shareholders are invited to attend the meeting in person.

     Shareholders can help management avoid unnecessary expense and delays by promptly returning the enclosed proxy. Whether or not you expect to attend the meeting, it is important that your shares be represented. Therefore, please fill out, date, sign and return the proxy in the stamped and addressed envelope enclosed for your convenience.

                          ACRODYNE COMMUNICATIONS, INC.
                             516 Township Line Road
                               Blue Bell, PA 19422
                          ----------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 4, 1996

     The enclosed proxy is solicited by the Board of Directors of Acrodyne Communications, Inc. (the "Company") for use at the 1996 Annual Meeting of Stockholders (the "Meeting") to be held at the Company's principal executive offices, Acrodyne Communications, Inc., 516 Township Line Road, Blue Bell, PA 19422, on June 4, 1996 at 10:00 A.M., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. Solicitation of proxies will be made by mail, telephone and, to the extent necessary, personal interviews. Proxies may be solicited by officers and employees of the Company without additional compensation to them. All expenses incident to the preparation of proxy material and solicitation of proxies are to be paid by the Company. It is anticipated that on or about May 20, 1996 this proxy statement and the enclosed form of proxy will be mailed to shareholders.

     The persons named in the accompanying proxy (the "Proxies") have advised the Company of their intention, if no contrary instructions are given, to vote the shares represented by the proxies received by them:

(i) FOR the election as directors of the Company of those persons designated as the Board of Directors nominees;

(ii) FOR ratification of Price Waterhouse LLP as auditors of the Company; and

     in accordance with their best judgment on any other matters which may come before the Meeting. At this time, management knows of no other matters which are expected to come before the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted at the Meeting by notice in writing to the Secretary of the Company, or by attending the Meeting and voting in person. Attendance at a meeting will not, in and of itself, constitute revocation of a proxy.

         Record Date and Share Ownership

     The Board of Directors (the "Board") of the Company has fixed the close of business on May 15, 1996 as the record date for the determination of the shareholders entitled to receive notice of, and to vote at, the Annual Meeting (the "Record Date"). The only outstanding classes of stock of the Company and 10,500 shares of 8% Preferred Stock are (i) its Common Stock, par value $.01 per share (the "Common Stock"), and (ii) its 8% Convertible Redeemable Preferred Stock, par value $1.00 per share (the "8% Preferred Stock"). On the Record Date, there were issued and outstanding 2,635,530 shares of Common Stock.

         Voting

     The Common Stock and the 8% Preferred Stock are the only securities of the Company entitled to vote at the Meeting. At the Meeting, each share of Common Stock is entitled to one vote and each share of 8% Preferred Stock is entitled to 25 votes. There are no cumulative voting rights with respect to the Common Stock or the 8% Preferred Stock.

         Quorum

     The presence at the Meeting of the holders of a majority of the shares of stock outstanding on the Record Date, in person or by proxy, constitutes a quorum for the transaction of business by such holders at the Meeting.

         Other Proposals

     The Board does not know of any matter other than the foregoing that is expected to be presented for consideration at the Meeting. However, if other matters properly come before the Meeting, the Proxies intend to vote thereon in accordance with their best judgment.

                       PROPOSAL I - ELECTION OF DIRECTORS

     At the Meeting four directors, who will constitute the entire Board, are to be elected to serve until the next annual meeting of stockholders and until their successors shall be elected and shall qualify. All nominees have consented to being named herein and have agreed to serve if elected. Should any of said nominees not remain a candidate at the time of the Meeting (a situation which is not now anticipated) proxies solicited hereunder will be voted in favor of those nominees who do remain as candidates and may be voted for substitutes nominated by the Board.

     Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting.

     The nominees of the Board of Directors are listed below, with certain information about each of them:


NAME                 AGE   POSITION WITH COMPANY       SERVED AS DIRECTOR SINCE
- - ------------------   ---   --------------------------- ------------------------
A. Robert Mancuso    58    Chairman, President and CEO    May 1991

Martin J. Hermann    58    Director, Secretary and
                            General Counsel               May 1991

Dr. Elmer M. Lipsey  71    Director                       December 1993

Daniel D. Traynor    53    Vice President and General     June 1995
                            Manager of Acrodyne
                            Industries, Inc.

     Proxies will be voted FOR the election of all of the above named nominees unless the shareholders indicate that the proxy shall not be voted for all or any one of the nominees. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

Directors and Executive Officers of the Registrant

     The following table sets forth certain information about the executive officers and directors of the Company. All officers and directors hold office until their respective successors are elected and qualified, or until their earlier resignation or removal.

NAME                                AGE       POSITION
- - ---------------------------------   ----      ----------------------
A. Robert Mancuso.................   58       Chairman of the Board,
                                               President and Chief
                                               Financial Officer of the
                                               Company and Acrodyne
                                               Industries, Inc.
Martin J. Hermann..................  58       Director, Secretary and
                                               General Counsel
Dr. Elmer M. Lipsey...............   71       Director
Daniel D. Traynor................... 53       General Manager and Vice
                                               President of Acrodyne Industries,
                                               Inc.
Dr. Timothy P. Hulick.............   53       Vice President--Engineering of
                                               Acrodyne Industries, Inc.

     A. ROBERT MANCUSO has been Chairman of the Board and President of the Company since its inception in May 1991. From July 1991, until January 1993, he was president of R.M. Hudson Co., Inc., financial consultants for mergers and acquisitions. From January 1987 to June 1991, he served as vice president of Reichhold Chemicals, a specialty chemical company. From January 1987 to June 1991, he also served as president of RBH Dispersions, another specialty chemical company. From July 1986 to December 1989, he was senior vice president of Polychrome Corporation, a manufacturer of film and printing plates for the ink industry, and president and chief executive officer of Polychrome Chemicals, a specialty chemical manufacturer. Reichhold Chemicals, RBH Dispersions, Polychrome Corporation and Polychrome Chemicals are owned by Dainippon Ink & Chemicals, Inc., a Japanese chemical conglomerate. Prior to joining the Polychrome companies in 1986, he was employed by Union Carbide Corporation for 26 years. Since February 1989, Mr. Mancuso has served on the Board of Directors of Silent Radio, Inc. (formerly LaSalle Capital Corp.).

     MARTIN J. HERMANN has served as a Director, Secretary and General Counsel of the Company since the Company's inception. Mr. Hermann has been secretary of Silent Radio, Inc. since February 1991. Mr. Hermann has been engaged in the private practice of law since 1963.

     DR. ELMER M. LIPSEY has been a Director of the Company since December 24, 1993. Since 1984 he has been the President and Chief Executive Officer of E.M. Lipsey Associates, Inc., a company which he founded to design and manufacture digital communications and navigation equipment and systems. From 1991 to 1995, he was the chief scientist and a director of The LuxCel Group, Inc., a cellular communications company. He has specific expertise on the propagation of radio signals, holds several patents, has published numerous scientific and engineering papers, and was an engineering consultant to the U.S. Air Force and Navy.

     DANIEL D. TRAYNOR has been employed by Acrodyne Industries, Inc., a wholly owned subsidiary of the Company ("Acrodyne"), since 1970, has been the Vice President since 1985 and the General Manager since 1990, and has the responsibility for overall day to day management of Acrodyne, including supervision of production, sales and marketing. Prior to 1970 he held engineering management positions with American Electronics Laboratories.

     DR. TIMOTHY P. HULICK has been Vice President--Engineering of Acrodyne since 1985, with responsibility for product concept, design, and development as well as final test and field service. Dr. Hulick authored Acrodyne's 1989 United States patent for the digital amplitude modulator design concept. Prior to 1985, Dr. Hulick was director of transmitter products development at the Broadcast Products Division of Harris Corporation and president of Electronic Research Corporation.

     Directors will serve in such capacity until the next annual meeting of the stockholders and thereafter or until their successors have been duly elected and qualified. Executive officers are elected by the Board of Directors on an annual basis and serve at the discretion of the Board or pursuant to an employment agreement.

Board of Directors

     The directors of the Company hold office for a term of one year or until the next annual meeting of stockholders and the election and qualification of their successors. The Company's bylaws provide for a Board of Directors comprised of at least one person. The number of directors may be increased or decreased by action of the stockholders or of the directors.

     The Board held two meetings during the fiscal year ended December 31, 1995 at which all directors were present, and acted by unanimous written consent on several occasions. The Company does not have a standing audit, compensation or nominating committee, and the directors nominated for election at the Meeting were nominated by the entire Board.

     Directors are reimbursed for travel and other reasonable expenses related to the Board meetings. Directors are not paid any fees for attending Board meetings.

EXECUTIVE COMPENSATION The following table summarizes the compensation earned by the Company's executive officers, for services provided during fiscal years 1995 and 1994.

                           SUMMARY COMPENSATION TABLE
                                                                      Securities
                                                                      Underlying
Name & Principal Position                    Year  Salary    Bonus    Options
- - -------------------------------------------  ----  --------  -------- ----------
A. Robert Mancuso                            1995  $150,000  $104,000  37,500
  Chairman of the Board and Chief Executive  1994  $ 37,070       (a) 200,000
  Officer of the Company and of Acrodyne
  Industries, Inc.

Daniel Traynor                               1995  $126,500            37,500
   General Manager and Vice President        1994  $122,882              ---
   of Acrodyne Industries, Inc.

Dr. Tim Hulick                               1995  $113,000            37,500
   Vice President-Engineering                1994  $110,411              ---
   of Acrodyne Industries, Inc.

     (a) includes $62,403 bonus payable in common stock representing 15,128 shares at the fair market value on December 29, 1995 (date bonus was earned) at $4.125 per share.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                       Number of Securities     Percent of
                    Underlying Options Granted  Total Options
                             Non-               Granted to   Exercise Expiration
Name               ISO   Qualifying Total Grant Employees    Price    Date
- - ----------------- ------ ---------- ----------- ------------ -------- ----------

A. Robert Mancuso 28,571    8,929     37,500       25%       $3.50  12-23-2003
Daniel Traynor    28,571    8,929     37,500       25%       $3.50  12-23-2003
Timothy Hulick    28,571    8,929     37,500       25%       $3.50  12-23-2003
David Meister     28,571    8,929     37,500       25%       $3.50  12-23-2003


      AGGREGATED OPTION EXERCISES FISCAL YEAR AND YEAR-END OPTION VALUES
                                   Number of
                                   Securities                  Value of
                                   Underlying                  Unexercised
                                   Unexercised                 in-the-money
                                   Options                     Options
Name                               at 12-31-95                 at 12-31-95
- - ------------------   -------------------------                 ------------

A. Robert Mancuso    Exercisable     133,333                   $166,666
                     Unexercisable   104,167                    150,521
Daniel Traynor       Exercisable           0                    $     0
                     Unexercisable    37,500                     42,188
Timothy Hulick       Exercisable           0                    $     0
                     Unexercisable    37,500                     42,188
David Meister        Exercisable           0                    $     0
                     Unexercisable    37,500                     42,188

Employment Agreements

     The Company has entered into a three-year employment agreement (subject to successive two-year renewal terms) with Mr. Mancuso, pursuant to which Mr. Mancuso serves as President, Chief Executive Officer and Chairman of the Board of Directors of the Company at an initial base salary of $150,000 per year commencing October 24,1994. Mr. Mancuso is entitled to receive a bonus equal to the greater of (i) 5% of the Company's earnings before interest and taxes ("EBIT") for each year, or (ii) 10% of the difference between EBIT for the year of the bonus and the previous year's EBIT. Mr. Mancuso was granted an option to purchase 100,000 shares of Common Stock at an exercise price of $3.00 per share pursuant to his employment agreement which vests equally over a three year period commencing January 1, 1995. Mr. Mancuso was also granted an additional option to purchase 100,000 shares of Common Stock pursuant to the Company's 1993 stock option plan (the "1993 Plan") at an exercise price of $3.50 per share. Such option vested with regard to all 100,000 shares on October 25, 1995. The Company also provides Mr. Mancuso with an automobile allowance of $900 per month. The agreement also includes a non-competition obligation that extends for two years following the expiration of the agreement or the earlier termination of his employment.

     In addition, the Company has entered into three-year employment agreements with Mr. Traynor as Vice President and General Manager and Dr. Hulick as Vice President-Engineering, respectively of Acrodyne commencing October 24, 1994. Such agreements are subject to one or more two year renewals. Dr. Hulick receives a base salary of $113,000 and Mr. Traynor receives a base salary of $126,500. Each of Dr. Hulick and Mr. Traynor is entitled to an annual bonus of up to 70% of their respective base salaries based upon a schedule of earnings before taxes as a percentage of budgeted earnings before taxes.

     PRINCIPAL SHAREHOLDERS The following table sets forth information with respect to the beneficial ownership of shares of Common Stock as of March 21, 1996, and 8% Preferred Stock as of May 9, 1996, by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock or 8% Preferred Stock, (ii) each director, and (iii) all directors and officers as a group:

   (1)               (2)                 (3)                  (4)
Title of        Name & Address       Amount & Nature       Percent of
Class (a)       of Beneficial Owner  of Beneficial Owner   Class
- - ------------    -------------------  -------------------   ----------

                     (b)
 Common Stock   Daniel Traynor         172,960 shares        6.8%
 Common Stock   A. Robert Mancuso      236,794 shares(c)     8.6%
 Common Stock   Martin J. Hermann       55,000 shares        2.2%
 Common Stock   Dr. Elmer M. Lipsey        -0- shares          0%

 Common Stock   All officers and       529,594 shares       20.7%
                directors as a
                group (6 persons)

8% Preferred Stock    Furst Associates    5,200 shares       49.5%
8% Preferred Stock    Eagle Partners      2,700 shares       25.7%
8% Preferred Stock    FM Partners         2,100 shares       20.0%

     (a) None of the officers or directors of the Company beneficially owns any shares of 8% Preferred Stock.

     (b) The address of Messrs. Traynor and Mancuso is c/o the Company, 516 Township Line Road, Blue Bell, Pennsylvania 19422. The address of Dr. Lipsey is 6719 Wemberly Way, McLean, Virginia 22101. The address of Mr. Hermann is 725 Glen Cove Avenue, Glen Head, New York 11545. The address of Furst Associates, Eagle Partners and FM Partners is Suite 105, 621 E. Germantown Pike, Plymouth Valley, Pennsylvania 19401-2454.

     (c) Includes 166,666 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Mancuso consisting of (i) 100,000 shares of Common Stock issuable pursuant to the Company's 1993 Plan which vested on October 25, 1995, and (ii) 66,666 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Mancuso pursuant to the terms of his employment agreement of which 33,333 shares vested on January 1, 1995 and 1996 respectively. Does not include 33,334 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Mancuso pursuant to the terms of his employment agreement which vest on January 1, 1997. Does not include 37,500 shares granted to Mr. Mancuso pursuant to the Company's 1993 Plan which vest on June 9, 1996.

Certain Relationships and Related Transactions

     Any future transactions between the Company and any affiliate thereof will be on terms no less favorable to the Company than those which are generally available from unaffiliated third parties and must be ratified by a majority of independent members of the Company's Board of Directors who do not have an interest in such transaction.

     There were no such matters which came before the Board during the year ended December 31, 1995.

                          PROPOSAL II - RATIFICATION OF
                        PRICE WATERHOUSE LLP AS AUDITORS

     Subject to shareholder ratification, the Board of Directors has reappointed the firm of Price Waterhouse LLP as the independent auditors to examine the Company's financial statements for the year 1996. Price Waterhouse has audited the Company's books for the prior three years. Your Directors recommend that shareholders vote FOR such ratification. Ratification of the appointment of auditors would require a majority of the votes cast thereon. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote. If the shareholders do not ratify this appointment, other independent auditors will be considered by the board.

     Representatives of Price Waterhouse are expected to attend the Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

     During 1995, Price Waterhouse also examined the financial statements of the Company's subsidiary, Acrodyne Industries, Inc. and provided other audit services to the Company and subsidiaries in connection with filings with the Securities and Exchange Commission (the "SEC") and review of financial statements and provided tax services.

                       BOARD OF DIRECTORS' RECOMMENDATIONS

     The Board of Directors unanimously recommends that the shareholders vote "FOR" the foregoing Proposals.

                             SHAREHOLDERS PROPOSALS

     Shareholders who wish to present proposals at the 1997 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than January 20, 1997 for inclusion in next year's Proxy Statement and Proxy Card.

                          ANNUAL REPORT ON FORM 10-KSB

     Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company's Annual Report on Form 10-KSB filed with the Commission for the year ended December 31, 1995. This request should be directed to the Corporate Secretary, Acrodyne Communications, Inc., 516 Township Line Road, Blue Bell, PA 19422.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, as well as persons who own more than ten percent of the Company's Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Directors, executive officers and greater-than-ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

The Company believes that all persons subject to the reporting requirements of
Section 16(a) filed all required reports on a timely basis during the past fiscal year.

                               GENERAL INFORMATION

     The cost of soliciting the enclosed form of Proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, without additional compensation, solicit proxies either personally or by telephone, telegram or special letter.

     At this time, the Board knows of no other business that will come before the Meeting. However, if any other matters properly come before the Meeting, the persons named as Proxy holders will vote on them in accordance with their best judgment.

                                           By Order of the Board of Directors

                                           /s/ Martin J. Hermann

                                            Martin J. Hermann, Secretary

May 20, 1996

                          ACRODYNE COMMUNICATIONS, INC.
                          -----------------------------

                                      PROXY

                  Annual Meeting of Stockholders, June 4, 1996
              Proxy Solicited on behalf of the Board of Directors
              ---------------------------------------------------

     The undersigned, a stockholder of Acrodyne Communications, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint A. Robert Mancuso the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on June 4, 1996 at Acrodyne Communications, Inc., 516 Township Line Road, Blue Bell, PA 19422 at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

     The undersigned hereby instructs said proxies or their substitutes as set forth below.

1. ELECTION OF DIRECTORS:

   --  FOR ALL OF THE NOMINEES LISTED   --  WITHHOLD AUTHORITY TO VOTE FOR
       BELOW (EXCEPT AS MARKED TO           ALL OF THE NOMINEES AS INDICATED
       THE CONTRARY).                       BELOW.

   (INSTRUCTION: To withhold authority to vote for any nominee, draw a line through that nominee's name below)

   A. Robert Mancuso  Daniel D. Traynor  Dr. Elmer M. Lipsey  Martin J. Hermann

2. RATIFICATION OF PRICE WATERHOUSE LLP AS COMPANY'S AUDITORS:

      [ ]     FOR             [ ]     AGAINST          [ ]     ABSTAIN

3. DISCRETIONARY AUTHORITY:

   To vote with discretionary authority with respect to all other matters that may properly come before the Meeting.


     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE NOMINEES AS DIRECTORS, TO RATIFY PRICE WATERHOUSE AS AUDITORS AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

     The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting, dated May 20, 1996.


                                Please mark, date, sign and mail this proxy in the envelope provided for this purpose.

                                Dated:   _______________________, 1996

                                ----------------------------------

                                ----------------------------------
                                            Signatures(s)


                                NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.

            PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY.